                                                                   EXHIBIT 10.80

                                 THIRD AMENDMENT

          THIRD AMENDMENT, dated as of November __, 2001 (this "Amendment"), to
(i) the Guarantee (the "2000B Guarantee"), as defined in the Participation Agreement, dated as of October 27, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "2000B Participation Agreement"), among Hanover Compression Limited Partnership (formerly known as Hanover Compression Inc., "HCC"), Hanover Equipment Trust 2000B, (the "2000B Lessor"), Bank Hapoalim B.M. and FBTC Leasing Corp., as investors, the lenders parties thereto (the "2000B Lenders") and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as the administrative agent for the 2000B Lenders (the "Administrative Agent"), (ii) the Guarantee (the "2000A Guarantee"), as defined in the Participation Agreement, dated as of March 13, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "2000A Participation Agreement"), among HCC, Hanover Equipment Trust 2000A (the "2000A Lessor"), First Union National Bank and Scotiabanc Inc., as investors, the lenders parties thereto (the "2000A Lenders") and the Administrative Agent, as agent for the 2000A Lenders and (iii) the Guarantee (the "1999 Guarantee"), as defined in the Participation Agreement, dated as of June 15, 1999 (as the same may have been, amended, supplemented or otherwise modified from time to time, the "1999 Participation Agreement"), among HCC, Hanover Equipment Trust 1999A (the "1999 Lessor"), Societe Generale Financial Corporation and FBTC Leasing Corp., as investors, the lenders parties thereto (the "1999 Lenders") and the Administrative Agent, as agent for the 1999 Lenders. The 2000B Participation Agreement, the 2000A Participation Agreement and the 1999 Participation Agreement are collectively hereinafter referred to as the "Participation Agreements". The 2000B Guarantee, the 2000A Guarantee and the 1999 Guarantee are collectively hereinafter referred to as the "Synthetic Guarantees".

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Holdings and HCC have requested that the Administrative Agent and the Required Lenders under each of the Synthetic Guarantees amend certain of the provisions of each of the Synthetic Guarantees; and

          WHEREAS, the Administrative Agent and the Required Lenders under each of the Synthetic Guarantees are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          I. Defined Terms. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, terms defined in any of the Participation Agreements and the Synthetic Guarantees and not defined herein are used herein as therein defined.

          II.  Amendments to the Synthetic Guarantees.

     1. Amendment to Annex A of each of the Participation Agreements. Annex A to each of the Participation Agreements is hereby amended by deleting therefrom the following defined terms and substituting in lieu thereof the following new definitions:

               "Consolidated Indebtedness": at a particular date, as to any Person, the sum of (without duplication) (a) all Indebtedness of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, excluding (i) Indebtedness in respect of Financing Leases, and (ii) the Seller Note plus the principal amount of any additional notes issued in payment of interest thereon plus
          (b)(i) Guarantee Obligations of Holdings and its Subsidiaries in respect of obligations of Joint Ventures and Unrestricted Subsidiaries , (ii) the Equipment Lease Tranche A Loans, (iii) the Tranche A Portion of the 2001A Equipment Lease Transaction and (iv) the Tranche A Portion of the 2001B Equipment Lease Transaction.

               "Consolidated Leverage Ratio": as defined in subsection 11.1(d).

               "Equipment Guarantees": (i) the Guarantee dated as of June 15, 1999 (as amended and restated through March 13, 2000 and as further amended, supplemented or otherwise modified from time to time), made by Holdings, HCC, and certain of their subsidiaries listed on the signature pages, in favor of Hanover Equipment Trust 1999A, The Chase Manhattan Bank, as agent, and certain lenders and investors, (ii) the Guarantee dated as of March 13, 2000 (as amended, supplemented or otherwise modified from time to time), made by Holdings, HCC and certain of their subsidiaries listed on the signature pages thereto, in favor of Hanover Equipment Trust 2000A, The Chase Manhattan Bank, as agent, and certain lenders and investors, (iii) the Guarantee dated as of October 27, 2000 (as amended, supplemented or otherwise modified from time to time), made by Holdings, HCC and certain of their subsidiaries listed on the signature pages thereto, in favor of Hanover Equipment Trust 2000B, The Chase Manhattan Bank, as agent, and certain lenders and investors, (iv) the Guarantee dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time), made by Holdings, HCC and certain of their subsidiaries listed on the signature pages thereto, in favor of Hanover Equipment Trust 2001A, The Chase Manhattan Bank, as agent, and certain lenders and investors, (v) the Guarantee dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time), made by Holdings, HCC and certain of their subsidiaries listed on the signature pages thereto, in favor of Hanover Equipment Trust 2001B, The Chase Manhattan Bank, as agent, and certain lenders and investors and (vi) any Guarantee in connection with and dated as of the date of an Additional Participation Agreement (as amended, supplemented or otherwise modified from time to time), to be made by Holdings, HCC and certain of their subsidiaries that will be listed on the signature pages thereto, in favor of a Delaware business trust, the agent and certain Lenders and investors.

               "Equipment Lease Credit Agreements": (i) the Credit Agreement dated as of June 15, 1999 (as amended, supplemented or otherwise modified from time to time), among Hanover Equipment Trust 1999A, as borrower, the several lenders from time to time parties thereto, the managing agents thereto and The Chase Manhattan Bank, as agent, (ii) the Credit Agreement dated as of March 13, 2000 (as amended, supplemented or otherwise modified from time to time), among Hanover Equipment Trust 2000A, as borrower, the several lenders from time to time parties thereto, Industrial Bank of Japan,

          LTD., as syndication agent, The Bank of Nova Scotia, as documentation agent and The Chase Manhattan Bank, as agent, (iii) the Credit Agreement dated as of October 27, 2000 (as amended, supplemented or otherwise modified from time to time), among Hanover Equipment Trust 2000B, as borrower, the several lenders from time to time parties thereto, National Westminster Bank PLC, as managing agent, Citibank, N.A., Credit Suisse First Boston and The Industrial Bank of Japan, Ltd., as co-agents and The Chase Manhattan Bank, as agent, (iv) the 2001A Equipment Lease Securities, (v) the 2001B Equipment Lease Securities, (vi) the 2001A Participation Agreement, (vii) the 2001B Participation Agreement and (viii) any Credit Agreement, in connection with and dated as of the date of an Additional Participation Agreement (as amended, supplemented or otherwise modified from time to time), among a Delaware business trust, as borrower, the several lenders from time to time parties thereto.

               "Equipment Lease Participation Agreements": (i) the Participation Agreement dated June 15, 1999 (as amended, supplemented or otherwise modified from time to time), among HCC, Hanover Equipment Trust 1999A, Societe Generale Financial Corporation and FBTC Leasing Corp., as investors, the managing agents thereto, The Chase Manhattan Bank, as agent, and the lenders parties thereto, (ii) the Participation Agreement dated March 13, 2000 (as amended, supplemented or otherwise modified from time to time), among HCC, Hanover Equipment Trust 2000A, First Union National Bank and Scotiabanc Inc., as investors, Industrial Bank of Japan, LTD., as syndication agent, The Bank of Nova Scotia, as documentation agent, The Chase Manhattan Bank, as agent, and the lenders parties thereto, (iii) the Participation Agreement dated as of October 27, 2000 (as amended, supplemented or otherwise modified from time to time, the "2000B Participation Agreement"), among HCC, Hanover Equipment Trust 2000B, Bank Hapoalim B.M. and FBTC Leasing Corp., as investors, The Chase Manhattan Bank, as agent, and the lenders parties thereto, (iv) the Participation Agreement dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "2001A Participation Agreement"), among HCC, Hanover Equipment Trust 2001A, General Electric Capital Corporation as investor, The Chase Manhattan Bank, as agent, and the lenders parties thereto, (v) the Participation Agreement dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "2001B Participation Agreement"), among HCC, Hanover Equipment Trust 2001B, General Electric Capital Corporation as investor, The Chase Manhattan Bank, as agent, and the lenders parties thereto and (vi) any additional participation agreements that may be entered into, upon notice to the Agent, by and among HCC, a Delaware business trust, an investor or investors, one or more agents and the Lenders parties thereto (as amended, supplemented or otherwise modified from time to time, the "Additional Participation Agreement"); provided that, any Additional Participation Agreements shall be considered Equipment Lease Participation Agreements only so long as (1) such Participation Agreement and any Additional Participation Agreements provide for transactions reasonably similar to those provided for in the Participation Agreement described in (i)-(iii) above and (2) the aggregate value of (a) the equipment leased under any Additional Participation Agreement and (b) any natural gas compressors leased by Holdings or HCC as lessee under any other leases ("Equipment True Leases") other than the Equipment Leases, does not exceed $300,000,000.

               "Equipment Lease Tranche A Loans": the collective reference to:
          (a) for the 1999 Synthetic Lease, the 2000A Synthetic Lease and the 2000B Synthetic Lease, the loans to be made pursuant to each Equipment Lease Credit Agreement and identified as the "Tranche A Loans" in Schedule 1.1 of each of the Equipment Lease Credit Agreements, (b) for the 2001A Synthetic Lease, the Tranche A Portion of the 2001A Equipment Lease Transaction, (c) for the 2001B Synthetic Lease, the Tranche A Portion of the 2001B Equipment Lease Transaction and (d) for any Additional Lease, either
          (i) the loans to be made pursuant to such Equipment Lease Credit Agreement and identified as the "Tranche A Loans" in Schedule 1.1 of such Equipment Lease Credit Agreement or (ii) the "Tranche A Portion" of such Equipment Lease Transaction.

               "Equipment Lease Tranche B Loans": the collective reference to:
          (a) for the 1999 Synthetic Lease, the 2000A Synthetic Lease and the 2000B Synthetic Lease, the loans to be made pursuant to each Equipment Lease Credit Agreement and identified as the "Tranche B Loans" in
          Schedule 1.1 of each of the Equipment Lease Credit Agreements, (b) for the 2001A Synthetic Lease, the Tranche B portion of the 2001A Equipment Lease Securities, (c) for the 2001B Synthetic Lease, the Tranche B portion of the 2001B Equipment Lease Securities and (d) for any Additional Lease, either (i) the loans to be made pursuant to such Equipment Lease Credit Agreement and identified as the "Tranche B Loans" in Schedule 1.1 of such Equipment Lease Credit Agreement or
          (ii) the "Tranche B Portion" of such Equipment Lease Transaction.

               "Equipment Leases": (i) the Lease dated as of June 15, 1999 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 1999A, as lessor, and HCC, as lessee (the "1999 Synthetic Lease"), (ii) the Lease dated as of March 13, 2000 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 2000A, as lessor, and HCC, as lessee (the "2000A Synthetic Lease"), (iii) the Lease dated as of October 27, 2000 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 2000B, as lessor, and HCC, as lessee (the "2000B Synthetic Lease"), (iv) the Lease dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 2001A, as lessor, and HCC, as lessee (the "2001A Synthetic Lease") and (v) the Lease dated as of August 31, 2001 (as amended, supplemented or otherwise modified from time to time), between Hanover Equipment Trust 2001B, as lessor, and HCC, as lessee (the "2001B Synthetic Lease") and (vi) any Lease in connection with and dated as of the date of any Additional Participation Agreement (as amended, supplemented or otherwise modified from time to time), between a Delaware business trust, as lessor, and HCC, as lessee (the "Additional Lease").

               "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Base Rate" shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest

          Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

               "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under Financing Leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien (other than any lien of a type described in subsection 11.3(a) through (j)) on any property owned by such Person even though it has not assumed or otherwise become liable for the payment thereof, provided that all obligations of such Person with respect to Equipment Lease Tranche A Loans shall be considered Indebtedness of such Person and (e) solely for purposes of subsection 11.2, the aggregate drawable amount of letters of credit issued for the account of such Person. For purposes of clarification, the obligations with respect to the Equipment Leases shall not be deemed to constitute Indebtedness under the preceding clause (d) solely by virtue of the grant by HCC thereunder of a Lien on its interest in the Equipment subject to such Equipment Lease to secure HCC's and the Guarantor's obligations in connection therewith.

               "Qualified Subsidiary": each Subsidiary of Holdings organized under a jurisdiction of the United States and having assets located primarily in the United States.

               "Restricted Payment": as defined in subsection 11.8.

               "Tranche A Portion of the 2001A Equipment Lease Transaction" shall mean the product of (i) 75.01% and (ii) the aggregate outstanding principal amount of the 2001A Equipment Lease Securities.

               "Tranche A Portion of the 2001B Equipment Lease Transaction" shall mean the product of (i) 67.90% and (ii) the aggregate outstanding principal amount of the 2001B Equipment Lease Securities.

               "2008 Notes": the 4.75% Convertible Senior Notes due 2008 issued by Holdings in an aggregate principal amount of $192,000,000.

     2. Amendment to Annex A of each of the Participation Agreements. Annex A to each of the Participation Agreements is hereby amended by deleting therefrom the definition of "Consolidated Indebtedness Ratio"

     3. Amendments to Subsection 1(b) of each of the Synthetic Guarantees. Subsection 1(b) of each of the Synthetic Guarantees is hereby amended by (a) deleting therefrom the following defined terms and substituting in lieu thereof the following new definitions:

               "Consolidated Senior Indebtedness": at a particular date, as to any Person, Consolidated Indebtedness of such Person and its Subsidiaries other than (i) subordinated guarantees of the 2001A Equipment Lease Securities, (ii) the subordinated guarantee of the 2001B Equipment Lease Securities, (iii) any convertible notes of Holdings, (iv) the

          TIDES Debentures (and any subordinated debt securities issued in connection with a structured equity financing similar to the TIDES) and (v) any unsecured subordinated debt or any subordinated guarantees not included in clauses (i)-(iv) above and otherwise permitted herein.

               "POC Acquisition": the acquisition by HCC of the capital stock of POC on August 31, 2001.

               "2001A Equipment Lease Transaction": the synthetic off-balance sheet lease financing consummated on August 31, 2001 pursuant to the 2001A Participation Agreement

               "2001B Equipment Lease Transaction": the synthetic off-balance sheet lease financing consummated on August 31, 2001 pursuant to the 2001B Participation Agreement.

          and (b) deleting therefrom the definitions of "New Subordinated Notes" and "2001 Senior Subordinated Bridge Loans".

     4. Amendment to Subsection 9.1 of the 2000B Guarantee. (a) Subsections 9.1(a) is hereby amended by deleting all references to the phrase "March 31, 2001" and inserting in lieu thereof the phrase "September 30, 2001" and 9.1(b) is amended by deleting such subsection in its entirety and inserting in lieu thereof a new subsection 9.1(b) to read as follows:

               (b) The audited consolidated balance sheets of Holdings and its consolidated Subsidiaries as at December 31, 1999 and December 31, 2000, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from PricewaterhouseCoopers LLP, present fairly in all material respects the consolidated financial conditions of Holdings and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal years then ended. The unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at September 30, 2001, and the related unaudited consolidated statements of income and cash flows for the three-month period ended on such date, present fairly in all material respects the consolidated financial conditions of Holdings and its consolidated Subsidiaries, as at such date, and the consolidated results of its operations and its consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Holdings, HCC and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from September 30, 2001 to and including the date hereof there has been no Disposition by Holdings or any of its

          Subsidiaries, as applicable, of any material part of their business or property (other than to Holdings or any of its Subsidiaries).

     5. Amendment to Subsection 9.2 of the 2000B Guarantee. Subsection 9.2 of the 2000B Guarantee is hereby amended by deleting the phrase "June 30, 2000" and inserting in lieu thereof the phrase "December 31, 2000".

     6. Amendment to Subsection 9.6 of the 2000B Guarantee. Subsection 9.6 of the 2000B Guarantee is hereby amended by deleting the phrase "June 30, 2000" and inserting in lieu thereof the phrase "September 30, 2001".

     7. Amendement of Subsection 9.17 of the 2000B Guarantee. Subsection 9.17 of the 2000B Guarantee is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof a new subsection 9.17 to read as follows:

               9.17 Senior Indebtedness. The obligations of Holdings under the
                    Holdings Guarantee constitute "Senior Indebtedness" or "Senior Debt" under the (i) if applicable, terms of the Seller Note, (ii) if applicable, the documentation for the 2001A Equipment Lease Transaction and (iii) if applicable, the documentation for the 2001B Equipment Lease Transaction. The Obligations of HCC constitute "Senior Indebtedness" or "Guarantor Senior Indebtedness" (i) if applicable, under the documentation for the 2001A Equipment Lease Transaction and
                    (ii) if applicable, under the documentation for the 2001B Equipment Lease Transaction. The obligations of each Subsidiary under the Guarantees constitute "Guarantor Senior Indebtedness" under the documentation relating to the 2001A Equipment Lease Transaction (if applicable) and to the 2001B Equipment Lease Transaction (if applicable).

     8. Amendment to Subsection 10.2 of each of the Synthetic Guarantees. Subsection 10.2(f) of each of the Synthetic Guarantees is hereby amended by deleting such subsections in their entirety and inserting in lieu thereof a new subsection 10.2(f) to read as follows:

               (f) within 45 days after the end of each quarter in each fiscal year of Holdings, a certificate of the principal financial officer of Holdings showing both the Applicable Margin for the next quarter and the detailed computations necessary to calculate the Applicable Margin (an "Applicable Margin Certificate") and setting forth the aggregate drawable amount of outstanding Letters of Credit issued under this Agreement and the aggregate drawable amount of other letters of credit issued for the account of HCC or its Subsidiaries, in each case as of the last day of the immediately preceding quarter; and

     9. Amendment of Subsection 11.1 of each of the Synthetic Guarantees. Subsection 11.1(d) of each of the Synthetic Guarantees is hereby amended by deleting the phrase "Consolidated Indebtedness Ratio" and inserting in lieu thereof the phrase "Consolidated Leverage Ratio".

     10. Amendment of Subsection 11.2 of each of the Synthetic Guarantees. Subsection 11.2 of each of the Synthetic Guarantees is hereby amended by (a) deleting the phrase "on the date of consummation of the POC Acquisition" and inserting in lieu thereof the phrase

          "as of August 31, 2001" and (b) deleting clauses (k) through (q) thereof and inserting in lieu thereof the following:

               "(k) Indebtedness of Holdings evidenced by the subordinated promissory note dated as of August 31, 2001 issued by Holdings to Camco International Inc. in a principal amount of $150,000,000 plus the principal amount of any additional notes issued in payment of interest thereon (plus, in each case, the amount of all accrued and unpaid interest thereon which is added to the principal amount thereof) in connection with the POC Acquisition (all such notes collectively as amended, restated, supplemented or otherwise modified, the "Seller Note");

               (l) Indebtedness in respect of New Convertible Notes in an aggregate amount not to exceed $150,000,000; provided that the proceeds of such Indebtedness are used first, to repay the Seller Note, second, to pay fees and expenses of issuance of the New Convertible Notes and third, for general corporate purposes;

               (m) Guarantee Obligations permitted by subsection 11.4; and

               (n) unsecured Indebtedness not otherwise permitted by clauses
          (a)-(m) above not exceeding $125,000,000 in the aggregate at any time outstanding."

     11. Amendment to Subsection 11.4 of each of the Synthetic Guarantees. Subsection 11.4 of each of the Synthetic Guarantees is hereby amended by deleting clauses (h) through (n) thereof and inserting in lieu thereof the following:

               (h) up to $70,000,000 in the aggregate of existing Guarantee Obligations of POC and listed on Schedule 11.4, provided that such Guarantee Obligations existed at the time POC became a Subsidiary and were not created in anticipation thereof; and

               (i) Guarantee Obligations of HCC and its Subsidiaries in respect of the obligations of POC listed on Schedule 11.4, provided that the aggregate principal amount of such obligations for which HCC and its Subsidiaries shall be liable shall not exceed $70,000,000.

     12. Amendment of Subsection 11.5 of each of the Synthetic Guarantees. Subsection 11.5 of each of the Synthetic Guarantees is hereby amended by (a) deleting clauses (a) and (b) in their entirety and inserting in lieu thereof the following:

               (a) any Subsidiary may be merged or consolidated with or into any Qualified Subsidiary; provided, that a Qualified Subsidiary shall be the continuing or surviving corporation;

               (b) Holdings or any Qualified Subsidiary may be merged or consolidated with any other Person organized under a jurisdiction of the United States with assets held primarily in the United States; provided, that Holdings or such Qualified Subsidiary shall be the continuing or surviving corporation, the Administrative Agent is provided with written notice, and after giving effect thereto no Default or Event of Default would exist or reasonably be expected to be caused thereby and provided, further, that Holdings may not merge with or consolidate into any Subsidiary;

               (c) deleting the word "and" from the end of clause (g) and inserting the word "and" at the end of clause (f); and

               (d) deleting clause (h) in its entirety.

     13. Amendment to Subsection 11.7 of each of the Synthetic Guarantees. Subsection 11.7 of each of the Synthetic Guarantees is hereby amended by deleting the amount "$10,000,000" where it appears in such subsection and inserting in lieu thereof the amount of "$20,000,000".

     14. Amendment to Subsection 11.8 of each of the Synthetic Guarantees. Subsection 11.8 of each of the Synthetic Guarantees is hereby amended by (a) inserting the phrase "(collectively, "Restricted Payments")" immediately prior to the comma preceding phrase "except that if no Default or Event of Default" in the first sentence of such subsection,
          (b) deleting the phrase "25,000,000" from clause (iii) therof and inserting in lieu thereof the phrase "75,000,000", (c) adding the word "purchases" immediately prior to the phrase "declarations or payments pursuant to this clause" from clause (v) thereof, (d) deleting the phrase "Closing Date" in clause (v) thereof and inserting in lieu thereof the phrase "Amended and Restated Effective Date", (e) deleting the word "and" after section (vii) thereof and inserting the word "and" after clause (viii) thereof and (f) deleting clause (viii) in its entirety and inserting in lieu thereof the following:

                    (viii) Subsidiaries of Holdings may declare and pay dividends, or make distributions, to Holdings to the extent necessary to allow Holdings to pay interest when due on the New Convertible Notes (in each case subject to any applicable subordination provisions) and (ix) any Subsidiary may make Restricted Payments to Holdings or any Subsidiary.

     15. Amendment to Subsection 11.10 of each of the Synthetic Guarantees. Subsection 11.10 of each of the Synthetic Guarantees is hereby amended by (a) deleting the amount "$20,000,000" where it appears in paragraph
          (f) and inserting in lieu thereof the phrase "$50,000,000 (net of returns or repayment of capital or principal thereon and other returns thereon)" and (b) deleting paragraphs (k) and (l) in their entirety and inserting in lieu thereof the following:

                    "(k) (i) Investments in POC's Joint Ventures existing on the date of consummation of the POC Acquisition and (ii) Investments in POC's Joint Ventures pursuant to commitments existing at the time of the POC Acquisition in an aggregate amount not to exceed $30,000,000."

     16. Amendment to Subsection 11.11 of each of the Synthetic Guarantees. Subsection 11.11 of each of the Synthetic Guarantees is hereby amended by deleting such subsection in its entirety in inserting in lieu thereof the following:

                    11.11 Limitation on Optional Payments and Modifications of
                          Debt Instruments. (i) Make any optional payment or optional prepayment on or optional redemption, optional purchase or optional defeasance of any portion of the Shareholder Subordinated Debt, the 2008 Notes (other than scheduled cash interest payments), New Convertible Notes (other than scheduled cash interest payments), the 2001A Equipment Lease Securities (other than scheduled cash interest payments, subject to applicable subordination provisions), the 2001B Equipment Lease Securities (other than scheduled cash interest payments, subject to applicable subordination provisions), lease and guarantee payments in respect of the 2001A Equipment Lease Transaction (other than scheduled lease payments, subject to applicable subordination provisions), and lease and guarantee payments in respect of the 2001B Equipment Lease Transaction (other than scheduled lease payments, subject to applicable subordination provisions), (ii) make any optional payment or optional prepayment in excess of $10,000,000 during any calendar year on or redemption of any Indebtedness (excluding the Seller Note for which no optional payments or prepayments are permitted) or Guarantee Obligations other than (a) as permitted in clause (i) above, (b) redemptions of any portion of the 2008 Notes pursuant to the terms thereof, including, without limitation, the terms of any indenture in respect thereof, (c) redemptions of any portion of the TIDES Debentures pursuant to the TIDES Indenture or redemptions of any portion of the TIDES pursuant to the TIDES Declaration of Trust or (d) any optional payment, prepayment or redemption of any Indebtedness or Guarantee Obligations pursuant to the Corporate Credit Agreement or the Equipment Lease Transactions (other than the 2001A Equipment Lease Transaction and the 2001B Equipment Lease Transaction) or
                    (iii) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any Indebtedness or Guarantee Obligations other than (a) any Indebtedness or Guarantee Obligations pursuant to the Corporate Credit Agreement or the Equipment Lease Transactions (other than the 2001A Equipment Lease Transaction and the 2001B Equipment Lease Transaction) or
                    (b) any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon, or any amendment or waiver which would render the terms of such Indebtedness or Guarantee Obligations less restrictive. In addition, Holdings and its Subsidiaries will not (i) make any optional or voluntary payment, prepayment, redemption or purchase of the Seller Note or any other payment or distribution with respect to the Seller Note unless such payment or distribution is (A) permitted by the subordination provisions of the Seller Note or (B) financed with the proceeds of subordinated Indebtedness issued by Holdings having the terms set forth on Schedule 11.11 or (ii) amend, waive, modify or terminate (or consent to any amendment, waiver, modification or termination) of the subordination provisions of the Seller Note or if such amendment, waiver, modification or termination is adverse to the interest of the Lenders (provided that an amendment to the Seller Note intended to give effect to the preceding clause (i)(B) shall be permitted).

     17. Effectiveness. This Amendment shall become effective (the "Effective Date") upon fulfillment of the following conditions precedent: (a) Holdings and HCC shall have delivered to the Administrative Agent duly executed copies of this Amendment, (b) the Guarantors (other than Holdings or HCC) shall have delivered to the Administrative Agent duly executed copies of this Amendment, (c) the Administrative Agent shall have received duly executed copies of this Amendment from the Required Lenders, and (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

     18. Representations and Warranties. Holdings, HCC and each of the other Guarantors hereby represent and warrant that the representations and warranties contained in each of the Senior Credit Agreement, the Loan Documents and the Operative Agreements will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof (except those which expressly speak as of a certain date).

     19. Continuing Effect of the Senior Credit Agreement, Participation Agreements and Operative Agreements. This Amendment shall not constitute an amendment or waiver of any other provision of the Senior Credit Agreement, the Loan Documents or the Operative Agreements (as defined in each of the Synthetic Guarantees) not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC, Holdings, the 2000B Lessor, the 2000A Lessor, the 1999 Lessor, or the other Guarantors that would require a waiver or consent of the Administrative Agent and/or the 2000B Lenders, the 2000A Lenders or the 1999 Lenders. Except as expressly amended hereby, the provisions of each of the Senior Credit Agreement, the Loan Documents and the Operative Agreements (as defined in each of the Synthetic Guarantees) are and shall remain in full force and effect.

     20. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     21. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     22. Expenses. Holdings and HCC agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  HANOVER COMPRESSOR COMPANY, as a signatory to the Senior Credit Agreement and as a Guarantor

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  HANOVER COMPRESSION LIMITED PARTNERSHIP
                                  (formerly known as Hanover Compression Inc.), as a signatory to the Senior Credit Agreement and as a Guarantor

                                  By: Hanover Compression General Holdings, LLC,
                                      its general partner

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  HANOVER/SMITH LIMITED PARTNERSHIP, as a
                                  Guarantor

                                  By: Hanover General Holdings, Inc., its
                                      general partner

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  HANOVER MAINTECH LIMITED PARTNERSHIP, as a
                                  Guarantor

                                  By: Hanover General Holdings, Inc., its
                                      general partner

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  HANOVER LAND LIMITED PARTNERSHIP, as a
                                  Guarantor

                                  By: Hanover General Holdings, Inc., its
                                      general partner

                                  By:
                                      ------------------------------------------

                                      Name:
                                      Title:

                                  HANOVER COMPRESSOR LIMITED HOLDINGS, LLC

                                  By: Hanover General Holdings, Inc., as sole
                                      member

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  JPMORGAN CHASE BANK (formerly known as The
                                  Chase Manhattan Bank), as Administrative
                                  Agent, a 2000B Lender, 2000A Lender and 1999
                                  Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  ARAB BANKING CORPORATION (B.S.C.), as a
                                  2000B Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  ABN AMRO BANK N.V., as a 1999 Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  BANK HAPOALIM B.M., as a 2000B Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  By:
                                      ------------------------------------------
                                      Name:

                                      Title:

                                  THE BANK OF NOVA SCOTIA, as a 2000A Lender and 1999 Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  THE BANK OF TOKYO MITSUBISHI LIMITED, as a
                                  2000B Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  CITIBANK, N.A., as a 2000B Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  FIRST UNION NATIONAL BANK, as a 2000A Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  GUARANTY BANK, as a 2000B Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  NATIONAL WESTMINSTER BANK Plc, NEW YORK
                                  BRANCH, as a 2000B Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  BANK OF SCOTLAND, as a 1999 Lender

                 By:      ____________________________________
                          Name:
                          Title:

                 BNP PARIBAS, as a 2000A Lender and 1999 Lender

                 By:      ____________________________________
                          Name:
                          Title:


                 By:      ____________________________________
                          Name:
                          Title:

                 THE FUJI BANK, LIMITED, as a 2000B Lender and 1999 Lender


                 By:      ____________________________________
                          Name:
                          Title:

                 BANKERS TRUST COMPANY, as a 1999 Lender


                 By:      ____________________________________
                          Name:
                          Title:

                 COMERICA BANK, as a 2000B Lender and a 1999 Lender


                 By:      ____________________________________
                          Name:
                          Title:

                 CREDIT LYONNAIS NEW YORK BRANCH, as a 1999 Lender


                 By:      ____________________________________
                          Name:
                          Title:

                 DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK,
                 NEW YORK BRANCH, as a 2000A Lender and
                 1999 Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  BANK ONE, N.A. (MAIN OFFICE CHICAGO)
                                  (formerly known as The First National Bank of Chicago), as a 1999 Lender, and 2000A Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  THE INDUSTRIAL BANK OF JAPAN, LTD., NEW YORK
                                  BRANCH, as a 2000B Lender, 2000A Lender and
                                  1999 Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  SUNTRUST BANK, as a 2000B Lender, 2000A Lender and 1999 Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  SOCIETE GENERALE, SOUTHWEST AGENCY, as a 1999 Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  WELLS FARGO BANK (TEXAS) N.A., as a 1999
                                  Lender

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                              CREDIT SUISSE FIRST BOSTON, as a 2000B Lender and 2000A Lender

                              By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                              NATEXIS BANQUES POPULAIRES, as a 2000A Lender

                              By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                              NATIONAL CITY BANK, as a 2000A Lender

                              By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                              FBTC LEASING CORP, as a 2000B Lender and a 1999 Lender

                              By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                              SCOTIABANC, INC., as a 2000A Lender

                              By:
                                   ---------------------------------------------
                                   Name:
                                   Title: